SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2003

CNB HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	000-23991	58-2362335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7855 Northpoint Parkway, Suite 200, Alpharetta, Georgia (Address of Principal Executive Offices)		30022-4849 (Zip Code)

Registrant’s telephone number, including area code (770) 650-8262

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1    Press Release of CNB Holdings, Inc. issued April 24, 2003.

Item 9.    Regulation FD Disclosure.

The information set forth under this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 24, 2003, CNB Holdings, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB HOLDINGS, INC. (Registrant)

Date: May 12, 2003	By:	/S/ H.N. PADGET, JR.
H.N. Padget, Jr. President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release issued by CNB Holdings, Inc. on April 24, 2003 regarding first quarter results